Related Party Transactions and Balances	6 Months Ended
Jun. 30, 2012
Related Party Transactions and Balances [Abstract]
Related Party Transactions and Balances
8.	Related Party Transactions and Balances

a)	On March 8, 2011, the Partnership acquired Teekay Corporation’s 49% interest in Teekay Offshore Operating L.P. (or OPCO) for a combination of $175 million in cash (less $15 million in distributions made by OPCO to Teekay Corporation between December 31, 2010 and the date of acquisition) and the issuance of 7.6 million of the Partnership’s common units to Teekay Corporation and a 2% proportionate interest to the General Partner in a private placement. The acquisition increased the Partnership’s ownership of OPCO to 100%. The excess of the proceeds paid by the Partnership over Teekay Corporation’s historical book value of $128.0 million for the 49% interest in OPCO was accounted for as an equity distribution to Teekay Corporation of $258.3 million.

b)	During the three and six months ended June 30, 2012, six conventional tankers, two shuttle tankers and two FSO units of the Partnership were employed on long-term, time-charter-out contracts with subsidiaries of Teekay Corporation, and two conventional tankers of the Partnership were employed on long-term, time-charter-out contracts with a joint venture in which Teekay Corporation has a 50% interest. During the three months ended June 30, 2012, the Partnership sold one of its conventional vessels which was employed on a long-term, time-charter-out contract to a subsidiary of Teekay Corporation. The Partnership received an early termination fee from Teekay Corporation of $14.7 million which is recorded in revenue. Teekay Corporation and its wholly owned subsidiaries provide substantially all of the Partnership’s commercial, technical, crew training, strategic, business development and administrative services needs. In addition, the Partnership reimburses the General Partner for expenses incurred by the General Partner that are necessary or appropriate for the conduct of the Partnership’s business. Revenues (expenses) from such related party transactions were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	$	$	$	$
Revenues (1)	42,982	45,813	73,352	88,101
Vessel operating expenses (2)	(1,240)	(1,626)	(2,977)	(2,882)
General and administrative (3)(4)(5)	(14,318)	(15,456)	(30,513)	(30,144)
Interest expense (6)	(112)	—	(166)	—

(1)	Revenue from long-term time-charter-out contracts with subsidiaries or affiliates of Teekay Corporation, including the early termination fee described above for the three and six months ended June 30, 2012.
(2)	Crew training fees charged by Teekay Corporation.
(3)	Commercial, technical, strategic, business development and administrative management fees charged by Teekay Corporation.
(4)	Amounts include $0.1 million and $0.3 million during the three months ended June 30, 2012 and June 30, 2011, respectively, and $0.4 million and $0.5 million during the six months ended June 30, 2012 and June 30, 2011, respectively, of reimbursements of costs incurred by the General Partner.
(5)	Amounts are net of $1.4 million and $1.1 million during the three months ended June 30, 2012 and June 30, 2011, respectively, and $2.3 million and $2.1 million during the six months ended June 30, 2012 and June 30, 2011, respectively, of management fees from ship management services provided by the Partnership to a subsidiary of Teekay Corporation.
(6)	Guarantee fee related to the final bullet payment of the Piranema Spirit FPSO debt facility guaranteed by Teekay Corporation.

c)	At June 30, 2012, due from affiliates totaled $7.8 million (December 31, 2011—$6.1 million) and due to affiliates totaled $40.3 million (December 31, 2011—$39.7 million). Due to and from affiliates are non-interest bearing and unsecured obligations, and are expected to be settled within the next fiscal year in the normal course of operations.